EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Statement of Additional Information dated November 1, 2007

The following replaces "Independent Registered Public Accounting Firm" under "Other Service Providers":

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. For prior fiscal years, PricewaterhouseCoopers, LLC was the independent registered public accounting firm of the Fund.

December 17, 2007